Legacy Class and Institutional Class [Member] Investment Strategy - Legacy Class and Institutional Class - Meridian Small Cap Growth Fund	Jun. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common and preferred stocks) of U.S. small capitalization companies. In the view of the Investment Adviser, small capitalization companies are defined as companies whose total market capitalization falls within the range of companies included in the Russell 2000® Growth Index or the S&P SmallCap 600® Index at the time of purchase. Both indices are broad indices of small capitalization stocks. As of September 30, 2025, the market capitalization of the companies in these indices ranged from approximately $3 million to $29 billion. The Fund may also invest up to 20% of its net assets in securities of companies of any market capitalization.
The portfolio managers apply a “bottom up” fundamental research process in selecting investments. In other words, the portfolio managers analyze individual companies to determine if a company presents an attractive investment opportunity and if it is consistent with the Fund’s investment strategies and policies. The Fund generally sells investments when the Investment Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.